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Driving Value for All Stockholders May 2020Driving Value for All Stockholders May 2020

SAFE HARBOR Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s expectations for fiscal 2020, future financial and operating results, projections, expectations and other statements that are not historical facts. All statements regarding targeted and expected benefits of our transformation, capital allocation, profit improvement and cost-savings initiatives, and expected fiscal 2020 results, are forward-looking statements. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those reflected or described in the forward-looking statements: the uncertain impact, effects and results of pursuit of operating, strategic, financial and structural initiatives, including the Reboot strategic plan; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital and credit; the impact of the COVID-19 outbreak on capital markets and our business; our inability to obtain sufficient quantities of product to meet consumer demand, including due to supply chain disruptions on account of trade restrictions, political instability, COVID-19, labor disturbances and product recalls; the timing of release and consumer demand for new and pre-owned products; our ability to continue to expand, and successfully open and operate new stores for our collectibles business; risks associated with achievement of anticipated financial and operating results from acquisitions; our ability to sustain and grow our console digital video game sales; our ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets we serve; our ability to assess and implement technologies in support of our omnichannel capabilities; the impact of goodwill and intangible asset impairments; cost reduction initiatives, including store closing costs; risks related to changes in, and our continued retention of, executives and other key personnel and our ability to attract and retain qualified employees in all areas of the organization; changes in consumer preferences and economic conditions; increased operating costs, including wages; disruptions to our information technology systems including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; risks associated with international operations; increased competition and changing technology in the video game industry; changes in domestic or foreign laws and regulations that reduce consumer demand for, or increase prices of, our products or otherwise adversely affect our business; our effective tax rate and the factors affecting our effective tax rate, including changes in international, federal or state tax, trade and other laws and regulations; the costs and outcomes of legal proceedings and tax audits; our use of proceeds from the sale of our Spring Mobile business; and unexpected changes in the assumptions underlying our outlook for fiscal 2020. Additional factors that could cause our results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's Annual Report on Form 10-K for the fiscal year ended February 1, 2020 filed with the SEC and available at the SEC's Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this press release speak only as of the date of this release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws. Additional Information On April 28, 2020, GameStop Corp., a Delaware corporation (the “Company”) filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The definitive proxy statement is also being mailed to the Company’s stockholders beginning on or about April 28, 2020. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING BLUE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies will also be available at no charge in the “Investor Relations” section of the Company’s website, http://news.gamestop.com/home. Participants in the Solicitation The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the Annual Meeting can be found in the definitive proxy statement filed on April 28, 2020 and the 10-K, each of which is available at the SEC’s Internet site at http://www.sec.gov or http://investor.GameStop.com. Non-GAAP Measures and Other Metrics As a supplement to our financial results presented in accordance with U.S. generally accepted accounting principles (GAAP), GameStop may use certain non-GAAP measures, such as adjusted SG&A and adjusted operating income. We believe these non-GAAP financial measures provide useful information to investors in evaluating our core operating performance. Adjusted selling, general and administrative expenses (“SG&A”) and adjusted operating income, exclude the effect of items 2 such as transformation costs, asset impairments, store closure costs, severance, non-operating tax charges, as well as divestiture costs. Our definition and calculation of non-GAAP measures may differ from that of other companies. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported GAAP financial results. Non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, the Company’s financial results prepared in accordance with GAAP. Certain of the items that may be excluded or included in non-GAAP financial measures may be significant items that could impact the Company’s financial position, results of operations or cash flows and should therefore be considered in assessing the Company’s actual and future financial condition and performance. The reconciliation of these measures to their nearest GAAP measure is included in the end of this presentation. 2SAFE HARBOR Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s expectations for fiscal 2020, future financial and operating results, projections, expectations and other statements that are not historical facts. All statements regarding targeted and expected benefits of our transformation, capital allocation, profit improvement and cost-savings initiatives, and expected fiscal 2020 results, are forward-looking statements. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those reflected or described in the forward-looking statements: the uncertain impact, effects and results of pursuit of operating, strategic, financial and structural initiatives, including the Reboot strategic plan; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital and credit; the impact of the COVID-19 outbreak on capital markets and our business; our inability to obtain sufficient quantities of product to meet consumer demand, including due to supply chain disruptions on account of trade restrictions, political instability, COVID-19, labor disturbances and product recalls; the timing of release and consumer demand for new and pre-owned products; our ability to continue to expand, and successfully open and operate new stores for our collectibles business; risks associated with achievement of anticipated financial and operating results from acquisitions; our ability to sustain and grow our console digital video game sales; our ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets we serve; our ability to assess and implement technologies in support of our omnichannel capabilities; the impact of goodwill and intangible asset impairments; cost reduction initiatives, including store closing costs; risks related to changes in, and our continued retention of, executives and other key personnel and our ability to attract and retain qualified employees in all areas of the organization; changes in consumer preferences and economic conditions; increased operating costs, including wages; disruptions to our information technology systems including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; risks associated with international operations; increased competition and changing technology in the video game industry; changes in domestic or foreign laws and regulations that reduce consumer demand for, or increase prices of, our products or otherwise adversely affect our business; our effective tax rate and the factors affecting our effective tax rate, including changes in international, federal or state tax, trade and other laws and regulations; the costs and outcomes of legal proceedings and tax audits; our use of proceeds from the sale of our Spring Mobile business; and unexpected changes in the assumptions underlying our outlook for fiscal 2020. Additional factors that could cause our results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's Annual Report on Form 10-K for the fiscal year ended February 1, 2020 filed with the SEC and available at the SEC's Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this press release speak only as of the date of this release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws. Additional Information On April 28, 2020, GameStop Corp., a Delaware corporation (the “Company”) filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The definitive proxy statement is also being mailed to the Company’s stockholders beginning on or about April 28, 2020. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING BLUE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies will also be available at no charge in the “Investor Relations” section of the Company’s website, http://news.gamestop.com/home. Participants in the Solicitation The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the Annual Meeting can be found in the definitive proxy statement filed on April 28, 2020 and the 10-K, each of which is available at the SEC’s Internet site at http://www.sec.gov or http://investor.GameStop.com. Non-GAAP Measures and Other Metrics As a supplement to our financial results presented in accordance with U.S. generally accepted accounting principles (GAAP), GameStop may use certain non-GAAP measures, such as adjusted SG&A and adjusted operating income. We believe these non-GAAP financial measures provide useful information to investors in evaluating our core operating performance. Adjusted selling, general and administrative expenses (“SG&A”) and adjusted operating income, exclude the effect of items 2 such as transformation costs, asset impairments, store closure costs, severance, non-operating tax charges, as well as divestiture costs. Our definition and calculation of non-GAAP measures may differ from that of other companies. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported GAAP financial results. Non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, the Company’s financial results prepared in accordance with GAAP. Certain of the items that may be excluded or included in non-GAAP financial measures may be significant items that could impact the Company’s financial position, results of operations or cash flows and should therefore be considered in assessing the Company’s actual and future financial condition and performance. The reconciliation of these measures to their nearest GAAP measure is included in the end of this presentation. 2

TABLE OF CONTENTS Executive Summary 1 Business Overview 2 3 GameStop Reboot Executing Strategy 4 Hestia-Permit Focused on Short-Term 5 Financial Engineering 3 Highly Qualified and Recently Refreshed Board & 6 Management Team 3TABLE OF CONTENTS Executive Summary 1 Business Overview 2 3 GameStop Reboot Executing Strategy 4 Hestia-Permit Focused on Short-Term 5 Financial Engineering 3 Highly Qualified and Recently Refreshed Board & 6 Management Team 3

Executive SummaryExecutive Summary

EXECUTIVE SUMMARY § GameStop has a new management team and a newly refreshed Board, with 7 out of 10 directors having joined in the last 19 months § The Board undertook an extensive review of strategic alternatives, sold non-core assets, and recruited a new leadership team including CEO, George Sherman, with extensive experience working with retailers that have undergone successful, large transformations § The Board vetted management’s Reboot Plan and strongly believes that GameStop’s strategy and team will drive substantial value for stockholders § GameStop has engaged extensively with Hestia and Permit since 2019, including adding their proposed nominee and an additional independent director to the Board in Spring 2019 pursuant to a cooperation agreement with them § Hestia-Permit and their nominees lack the understanding of GameStop’s business and prioritize short-term financial engineering that would be significantly damaging to the Company § Election of Hestia-Permit’s nominees would prevent the transfer of critical experience and institutional knowledge of incumbent directors to our newly refreshed Board 5 5EXECUTIVE SUMMARY § GameStop has a new management team and a newly refreshed Board, with 7 out of 10 directors having joined in the last 19 months § The Board undertook an extensive review of strategic alternatives, sold non-core assets, and recruited a new leadership team including CEO, George Sherman, with extensive experience working with retailers that have undergone successful, large transformations § The Board vetted management’s Reboot Plan and strongly believes that GameStop’s strategy and team will drive substantial value for stockholders § GameStop has engaged extensively with Hestia and Permit since 2019, including adding their proposed nominee and an additional independent director to the Board in Spring 2019 pursuant to a cooperation agreement with them § Hestia-Permit and their nominees lack the understanding of GameStop’s business and prioritize short-term financial engineering that would be significantly damaging to the Company § Election of Hestia-Permit’s nominees would prevent the transfer of critical experience and institutional knowledge of incumbent directors to our newly refreshed Board 5 5

TIMELINE OF GAMESTOP'S ENGAGEMENT & STRATEGIC EFFORTS

2018

- **Aug 16** — Appointment of Carrie Teffner to the Board

2019

- **Jan 16** — Sale of Spring Mobile for $700 million
- **Feb 12** — Hestia submits letter to the Board
- **Mar 14** — Hestia-Permit announce intention to nominate director candidates
- **Mar 21** — Appointment of George Sherman as new CEO
- **Apr 19** — Appointment of Ms. Dunn and Mr. Fernandez to the Board in accordance with the Cooperation Agreement with Hestia-Permit
- **May 30** — New leadership appointments of Jim Bell as EVP and CFO, Chris Homeister as EVP and CMO, and Frank Hamlin as EVP and CCO
- **Jun 11** — Commencement of "modified Dutch auction" tender offer for up to 12,000,000 shares
- **Sep 10** — Announcement of GameStop Reboot strategic plan

2020

- **Feb 26** — Hestia-Permit contacted Ms. Dunn to join its slate of directors. Ms. Dunn declined.
- **Mar 9** — Announces appointment of three new independent directors to the Board and corporate governance enhancements
- **Apr 3** — Hestia-Permit filed a preliminary proxy statement nominating Mr. Wolf of Hestia and Mr. Evans to the Board at the 2020 AGM

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WE ATTEMPTED TO AVOID A PROXY FIGHT WITH A SETTLEMENT § On April 19, 2019, GameStop entered into a Cooperation Agreement with Hestia-Permit § GameStop agreed to appoint a new independent director from among the group of candidates identified by Hestia-Permit, as well as an additional independent nominee approved by Hestia-Permit, resulting in the appointment of Lizabeth Dunn and Raul Fernandez to the Board § Despite appointing Lizabeth Dunn and Raul Fernandez to the Board in 2019, Hestia-Permit are waging an unnecessary proxy fight in 2020 § Hestia-Permit asked Lizabeth Dunn to join their slate of nominees this year. She declined to do so because she supports the current Board and the Company’s strategic direction § In March 2020, the Board completed a comprehensive search process and appointed three more highly qualified board members – all of whom have deep requisite skills and experiences § In April 2020, the Board made a another, good-faith effort to avoid a proxy fight and settle with Hestia-Permit to avoid wasting valuable shareholder capital § Hestia-Permit refused any settlement that did not include the appointment of Hestia’s managing partner, Kurt Wolf to the 7 Board and now seek to replace two of our experienced and highly qualified independent directors with their two unqualified nominees (including Mr. Wolf) 7WE ATTEMPTED TO AVOID A PROXY FIGHT WITH A SETTLEMENT § On April 19, 2019, GameStop entered into a Cooperation Agreement with Hestia-Permit § GameStop agreed to appoint a new independent director from among the group of candidates identified by Hestia-Permit, as well as an additional independent nominee approved by Hestia-Permit, resulting in the appointment of Lizabeth Dunn and Raul Fernandez to the Board § Despite appointing Lizabeth Dunn and Raul Fernandez to the Board in 2019, Hestia-Permit are waging an unnecessary proxy fight in 2020 § Hestia-Permit asked Lizabeth Dunn to join their slate of nominees this year. She declined to do so because she supports the current Board and the Company’s strategic direction § In March 2020, the Board completed a comprehensive search process and appointed three more highly qualified board members – all of whom have deep requisite skills and experiences § In April 2020, the Board made a another, good-faith effort to avoid a proxy fight and settle with Hestia-Permit to avoid wasting valuable shareholder capital § Hestia-Permit refused any settlement that did not include the appointment of Hestia’s managing partner, Kurt Wolf to the 7 Board and now seek to replace two of our experienced and highly qualified independent directors with their two unqualified nominees (including Mr. Wolf) 7

Business OverviewBusiness Overview

INDUSTRY LEADING OMNI-CHANNEL GAMING PLATFORM WITH GLOBAL REACH IN A GROWING INDUSTRY GameStop has an established gaming and collectibles business across geographies and is a market share leader in the physical video game industry Total Stores: 5,509 5,421 Video Game Stores 88 Collectibles Stores 1,142 299 3,642 426 Net Sales By Category Net Sales By Geography Collectibles GameStop Europe 11% 17% GameStop Australia + NZ Hardware and Accessories 8% 42% GameStop Canada 5% U.S. Video Game Brands Software 70% 47% 1. Store numbers are as of February 1, 2020 2. Charts based on percentages for FY2019 9INDUSTRY LEADING OMNI-CHANNEL GAMING PLATFORM WITH GLOBAL REACH IN A GROWING INDUSTRY GameStop has an established gaming and collectibles business across geographies and is a market share leader in the physical video game industry Total Stores: 5,509 5,421 Video Game Stores 88 Collectibles Stores 1,142 299 3,642 426 Net Sales By Category Net Sales By Geography Collectibles GameStop Europe 11% 17% GameStop Australia + NZ Hardware and Accessories 8% 42% GameStop Canada 5% U.S. Video Game Brands Software 70% 47% 1. Store numbers are as of February 1, 2020 2. Charts based on percentages for FY2019 9

…AND IS THE INDUSTRY LEADING OMNI-CHANNEL GAMING PLATFORM • 50K+ associates / expert gamers • The largest distributed sales force • Experiential / Try before you buy • More games sold per console than any other • 260M people within 15 minutes of a GameStop retailer store • Market leading share of games during AAA • Market share leader in pre-orders Release windows and for all products, across • Approximately 95% of stores generate positive each platform 2 EBITDA 1 • ~$22B + gaming product sales in current generation console cycle • GameStop's accessory attach rate is significantly • Meet the customer where they prefer to shop, GAMER COMMUNITY higher than the rest of the market leverage Omnichannel experience • Exclusive products and bundles • 60M PowerUp Rewards members • Collectibles are a natural extension of gaming and • Industry leading CRM profile with significant movie franchises annual transactions • Differentiated buy-sell-trade competency across multiple technologies • Preferred distributor for publishers and console makers • eSports programming, clinics and digital content • Game Informer magazine print and digital Source: Company information, management estimates and analysis 1 2013 - 2019 products include Video Game Software, Video Game Hardware, and Hardware Accessories 10 2 Reflects pre-COVID 19 trailing twelve months performance, ended February 2020…AND IS THE INDUSTRY LEADING OMNI-CHANNEL GAMING PLATFORM • 50K+ associates / expert gamers • The largest distributed sales force • Experiential / Try before you buy • More games sold per console than any other • 260M people within 15 minutes of a GameStop retailer store • Market leading share of games during AAA • Market share leader in pre-orders Release windows and for all products, across • Approximately 95% of stores generate positive each platform 2 EBITDA 1 • ~$22B + gaming product sales in current generation console cycle • GameStop's accessory attach rate is significantly • Meet the customer where they prefer to shop, GAMER COMMUNITY higher than the rest of the market leverage Omnichannel experience • Exclusive products and bundles • 60M PowerUp Rewards members • Collectibles are a natural extension of gaming and • Industry leading CRM profile with significant movie franchises annual transactions • Differentiated buy-sell-trade competency across multiple technologies • Preferred distributor for publishers and console makers • eSports programming, clinics and digital content • Game Informer magazine print and digital Source: Company information, management estimates and analysis 1 2013 - 2019 products include Video Game Software, Video Game Hardware, and Hardware Accessories 10 2 Reflects pre-COVID 19 trailing twelve months performance, ended February 2020

GAMESTOP IS IN PRIME POSITION TO CAPITALIZE ON THESE GROWTH TRENDS...

GameStop is seeing strong demand even with closed stores in most geographies

GameStop retained **over 90%** of our planned domestic sales on stores that remained open through a limited Delivery @ Door model with no physical contact with customers[1]

GameStop Australia business has remained opened through COVID and realized **strong positive comp sales**

GameStop has delivered significant year over year increases in pure play eCommerce sales since the end of March

GameStop will be the premier destination for gaming during Holiday 2020

GameStop captures significant market share during launches

GameStop meaningfully participates in digital today and is securing agreements with top vendors to deepen that engagement

Through PowerUp Rewards, GameStop has a built-in audience of the highest value customers in gaming, many of which have indicated they will buy with GameStop

GameStop has transformed into a true omni-channel retailer with seamless purchase options online and in-store for consumers

[1] April 21, 2020 GME public news release

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GameStop Reboot PlanGameStop Reboot Plan

GAMESTOP REBOOT STRATEGY STABILIZED AND OPTIMIZED BUSINESS FOR NEAR-TERM AND TRANSFORMS LONG-TERM OUTLOOK

2019 - A year of change for GameStop and the industry

- ✓ New leadership team
- ✓ Strategic Reboot
- ✓ New console launch announced for holiday 2020

Progress achieved in 2019

- ✓ Reorganized the business to drive efficiencies
- ✓ Eliminated costs and strengthened the balance sheet
- ✓ Healthy liquidity and ability to generate cash flow through rigorous working capital optimization

Response to COVID-19

- ✓ In response to COVID-19, GameStop has implemented a number of safety measures and various operational and financial actions to make sure GameStop remains a strong and vibrant company at the end of this pandemic

Prepared for a new console cycle

- ✓ GameStop remains the market share leader
- ✓ A clear strategy, strong balance sheet, and ability to generate cash

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CONTINUED SUCCESSFUL EXECUTION OF STRATEGIC TURNAROUND PLAN, REBOOT

Optimize core business to drive efficiency and effectiveness

- Rationalize pricing across categories to maximize sales & margin and increase sell-through
- Right-size overhead and eliminate waste
- Optimize store network and exit unprofitable businesses
- Drive effective merchandising and marketing practices
- Maximize SKU productivity, cash conversion cycle, and inventory turns
- Add new products and services, in-store and in-home
- Increase associate leverage as industry's distributed sales force

Build frictionless digital ecosystem for content and commerce

- Build best in class omni-channel capabilities
- Advance buy online / pick up in store capabilities
- Revamp Game Informer as digital media platform
- Drive leverage of largest retail customer file and monetize data
- Feature "GameStop Inside" marketplace
- Provide full integration into console dash

Establish GameStop as social and cultural hub of gaming

- Establish credibility, create content and extend brand
- Expand loyalty membership, perceived value and profitability
- Modernize store assets to provide unique experiential products
- Offer try-before-you-buy environment with for-pay services
- Leverage eSports pro leagues to deliver exclusive content
- Grow revenue streams via hyper-local gaming, clinics and leagues

Transform vendor & partner relationships for future of gaming

- Restructure both publisher and partner terms and advance partner's initiatives
- Drive compensation model for customer acquisition and lifetime value created
- Participate fairly in digital ecosystem economics, including downstream and subscriptions
- Create and deliver digital exclusives with partners

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Executing Strategy to Drive Stockholder ValueExecuting Strategy to Drive Stockholder Value

STRATEGIC ACTION TAKEN TO OPTIMIZE THE CORE BUSINESS AND DRIVE EFFICIENCY AND EFFECTIVENESS

	Action	Impact
Operational Discipline	New Leadership & clear strategy: GameStop Reboot	
	▪ Corporate re-organization & expense control	✓ FY 2019 adjusted SG&A reduction of $130M
	▪ Pricing & promotion strategy	✓ FY 2019 gross margin expansion of 160 bps
	▪ Implemented inventory management discipline	✓ 31% reduction in inventory
	▪ Maximize SKU productivity & increase inventory turns	
Store Optimization	Strategic and opportunistic closures	
	▪ Market de-densification	✓ $29M benefit to profitability FY 2019
	▪ Nordic region wind down	✓ $15M anticipated benefit to profitability
Liquidity / Cash	Focus on a strong balance sheet	
	▪ Optimize & improve cash flow and overall liquidity	✓ ~$770M cash & liquidity FYE 2019
Capital Efficiency	▪ Retired unsecured 2019 senior notes and repurchased 11% of March 2021 senior notes	✓ $350M & ~$55M
	▪ Share repurchase completed	✓ $200M (37% outstanding shares)
	▪ Eliminated annual dividend	✓ June 2019 - $155M (annually)

GameStop
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STRATEGIC PLAN BEGINNING TO DELIVER TANGIBLE RESULTS

The Board and management team's execution of its strategic plan are beginning to deliver tangible results in a short period. The Company expects the continued execution of the GameStop Reboot will continue to deliver long-term value to stockholders. Recent operational highlights include:

- ✓ In FY2019, generated $62.3 million in adjusted operating income while exiting the year with approximately $500 million in cash, despite a challenging sales environment underpinned by the late stage gaming console cycle.
- ✓ Significantly improved capital structure, deploying proceeds from sale of non-core business units to reduce debt by $401 million and repurchase 38.1 million shares for $199 million to leverage the Company's market position as the omni-channel leader in gaming.
- ✓ Optimized operations by improving inventory, with a 31% reduction at year-end; implementing initiatives to accelerate GameStop's transformation, including enhancing digital, online and experiential retail; improving our loyalty program; and continuing to de-densify the store base.
- ✓ Began fiscal 2020 with increased financial flexibility and a continued focus on key priorities to optimize, stabilize and transform GameStop to achieve sustainable and profitable long-term growth.
- ✓ GameStop is well-positioned to navigate the market challenges arising from the outbreak of the COVID-19 pandemic due to its recently strengthened balance sheet and the Company's ability to serve its customers as they adjust to increased time at home for work, learning and play.

Source: Management financials

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STRATEGIC PLAN BEGINNING TO DELIVER TANGIBLE RESULTS Total Shareholder Return Since Announcement of GameStop Reboot 0.6 0.4 0.2 0 9/12/2019 10/12/2019 11/12/2019 12/12/2019 1/12/2020 2/12/2020 3/12/2020 4/12/2020 5/12/2020 -0.2 -0.4 -0.6 -0.8 GameStop Russell 2000 Peer Median Source: Factset From Sept. 12, 2019 through May 19, 2020. Peers Include: Abercrombie & Fitch, Bed Bath & Beyond, Ascena Retail Group, Designer Brands, Nordstrom, Dick’s Sporting Goods, Signet Jewelers Limited, Michaels Companies, Urban Outfitters, Gap, Office Depot and Williams-Sonoma Source: Management financials 18STRATEGIC PLAN BEGINNING TO DELIVER TANGIBLE RESULTS Total Shareholder Return Since Announcement of GameStop Reboot 0.6 0.4 0.2 0 9/12/2019 10/12/2019 11/12/2019 12/12/2019 1/12/2020 2/12/2020 3/12/2020 4/12/2020 5/12/2020 -0.2 -0.4 -0.6 -0.8 GameStop Russell 2000 Peer Median Source: Factset From Sept. 12, 2019 through May 19, 2020. Peers Include: Abercrombie & Fitch, Bed Bath & Beyond, Ascena Retail Group, Designer Brands, Nordstrom, Dick’s Sporting Goods, Signet Jewelers Limited, Michaels Companies, Urban Outfitters, Gap, Office Depot and Williams-Sonoma Source: Management financials 18

BALANCED APPROACH TO CAPITAL ALLOCATION

- The Board formed a sub-committee to discuss capital structure approach
- Retired $350M in unsecured senior notes in Spring 2019
- Eliminated annual dividend ($155M) in June 2019
- Completed ~$200M share repurchase program of 38M shares (~37% of shares outstanding) in FY2019.
- FY2020 focus on strengthening balance sheet, building substantial liquidity and taking a disciplined approach to capital expenditures with an emphasis on more optimized returns.
- Liquidity necessary to navigate COVID-19 pandemic
- Continue to explore opportunities to enhance capital structure, including additional debt refinancing


Proceeds from Sping Mobile Sale
($ in millions)
$199
$40
$405
Debt Repayment
Q1 Dividend
Share Buy Back

GameStop's Disciplined Capital Allocation Strategy Contrasts Starkly Against Hestia-Permit's Short-Term Agenda

GameStop
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EQUITY RESEARCH SUPPORTS MANAGEMENT'S EXECUTION

*"**GameStop is taking the necessary steps to preserve liquidity in a challenging environment as the majority of stores remain closed. Positively, the company's balance sheet is much improved from a year ago.** In the near term, the combination of store closures and consumers' propensity to wait for next generation consoles is expected to pressure the first three quarters of 2020, with significant improvement expected in 4Q20 and 2021. **Overall, we like GameStop's operational progress and cost reductions, as well as the projected return to positive same-store sales starting in 4Q20 and into 2021**."*

- Telsey Advisory Group, April 22, 2020

*"Additionally, **the two-thirds of stores open for curbside/omnichannel sales retained approximately 90% of their sales goals. We believe this bodes well for GameStop as businesses are allowed to reopen.** Looking further ahead, we still believe there are risks to the 2H launch of new hardware consoles, and there are an increasing number of game delays, however, for now we still assume sales and earnings growth turning positive in Q4."*

- Baird Equity Research, April 21, 2020

*"Multi-Year Transformation Process Underway: GME laid out the four pillars of their strategic plan: (1) optimize the core business and drive efficiencies across the organization, (2) become the social / culture hub for gaming, (3) build compelling digital capabilities (emphasis on omni-channel), and (4) transform vendor partnerships. **We believe most important may be #4 to the long-term health of the business (e.g. a post-paid phone like bounty model where GME extracts economics from the lifetime value of the customer)**."*

- Consumer-Edge Research, September 10, 2019

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EXECUTIVE COMPENSATION SUMMARY § The Compensation Committee structures executive compensation to incentivize management to achieve profitability and a high level of performance in order to generate sustainable value for GameStop stockholders § Management Say On Pay averaged over 90% stockholder support in each of the past three years § According to ISS, in 2019, CEO total pay was 0.32 times the median of its peers § The Compensation Program is designed to align with the successful execution of Source: ISS 2019 Report GameStop Reboot – The Short-Term Incentive is based on the achievement of operating income, G&A cost savings, free cash flow and store concept test goals – The Long-Term Incentive is based on the achievement of cumulative operating income goals 21 Executive Compensation Directly Aligned with Execution of the Company’s Strategy and Stockholder Value Creation 21EXECUTIVE COMPENSATION SUMMARY § The Compensation Committee structures executive compensation to incentivize management to achieve profitability and a high level of performance in order to generate sustainable value for GameStop stockholders § Management Say On Pay averaged over 90% stockholder support in each of the past three years § According to ISS, in 2019, CEO total pay was 0.32 times the median of its peers § The Compensation Program is designed to align with the successful execution of Source: ISS 2019 Report GameStop Reboot – The Short-Term Incentive is based on the achievement of operating income, G&A cost savings, free cash flow and store concept test goals – The Long-Term Incentive is based on the achievement of cumulative operating income goals 21 Executive Compensation Directly Aligned with Execution of the Company’s Strategy and Stockholder Value Creation 21

Hestia-Permit Focused on Short-Term Financial EngineeringHestia-Permit Focused on Short-Term Financial Engineering

HESTIA-PERMIT FOCUSED ON SHORT TERM FINANCIAL ENGINEERING

X Hestia Capital Management sent a public letter to the Board demanding that "the Board should immediately pursue a tender offer of between $500M and $700M, and continue to buy back as much as $100M in stock per year" completely ignoring the $350 million of notes scheduled to mature October 1, 2019, on February 12, 2019.

X Given the recent market volatility, had GameStop pursued Hestia Capital's short-sighted and risky buyback advice, the results would have been catastrophic to the business and for the stockholders.

X Hestia Capital's short-sighted buyback suggestion demonstrates their lack of understanding of what it takes to operate a business. **Delivering long-term value to stockholders requires more than short-term financial engineering.**

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HESTIA-PERMIT ARE FOCUSED ON SHORT-TERM FINANCIAL ENGINEERING AND ITS NOMINEES WOULD NOT BE ADDITIVE TO OUR BOARD

- X No retail experience
- X No business transformation experience
- X No video game experience
- X No omni-channel experience
- X No public company management experience
- X Portfolio manager alone isn't a relevant skillset to be a director on GameStop's Board

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Highly Qualified and Recently Refreshed Board & Management Team and Strong Corporate GovernanceHighly Qualified and Recently Refreshed Board & Management Team and Strong Corporate Governance

STRONG CORPORATE GOVERNANCE § Class-leading stockholder engagement program: our Board engaged with stockholders representing 87% of outstanding shares as of April 20, 2020, over the last year § Governance Provisions Protecting Stockholder Rights – Declassified Board to allow stockholders to vote on director elections annually – Majority voting standard with plurality carve-out for contested director elections – No poison pill – Proxy Access (3%/3 years/25% seats) – No dual-class stock § Best-in-Class Board Refreshment Practices – Average tenure of less than 2 years post-2020 AGM – Director tenure limit of less than 10 years – Committee Chair and Member rotation every 5 years 26 26STRONG CORPORATE GOVERNANCE § Class-leading stockholder engagement program: our Board engaged with stockholders representing 87% of outstanding shares as of April 20, 2020, over the last year § Governance Provisions Protecting Stockholder Rights – Declassified Board to allow stockholders to vote on director elections annually – Majority voting standard with plurality carve-out for contested director elections – No poison pill – Proxy Access (3%/3 years/25% seats) – No dual-class stock § Best-in-Class Board Refreshment Practices – Average tenure of less than 2 years post-2020 AGM – Director tenure limit of less than 10 years – Committee Chair and Member rotation every 5 years 26 26

BOARD AND MANAGEMENT REFRESHMENT PROCESS 1. Thoughtfully evaluated and updated management team and Board skillset matrix 2. Retained independent, leading executive search firm Spencer Stuart in connection with hiring a Chief Executive Officer in April 2019 3. Appointed new Chief Financial Officer, Chief Merchandising Officer and Chief Customer Officer in Summer 2019 4. Solicited stockholder input for desired skills and expertise to continue Board refreshment process 5. Based upon Board and stockholder input, retained Spencer Stuart to identify director candidates with extensive retail, omni-channel, gaming and turnaround expertise 6. Conducted a robust director search process that included over 75 director candidates 7. Appointed three new Directors, all with comprehensive skills and experience that map very well with the definitive skills matrix 27 27BOARD AND MANAGEMENT REFRESHMENT PROCESS 1. Thoughtfully evaluated and updated management team and Board skillset matrix 2. Retained independent, leading executive search firm Spencer Stuart in connection with hiring a Chief Executive Officer in April 2019 3. Appointed new Chief Financial Officer, Chief Merchandising Officer and Chief Customer Officer in Summer 2019 4. Solicited stockholder input for desired skills and expertise to continue Board refreshment process 5. Based upon Board and stockholder input, retained Spencer Stuart to identify director candidates with extensive retail, omni-channel, gaming and turnaround expertise 6. Conducted a robust director search process that included over 75 director candidates 7. Appointed three new Directors, all with comprehensive skills and experience that map very well with the definitive skills matrix 27 27

BOARD REFRESHMENT & MANAGEMENT SUCCESSION

- ✓ Leading up to our Annual Meeting, our Board engaged with stockholders representing 87% of our outstanding shares as of April 20, 2020, including Hestia-Permit, demonstrating our proactive and robust stockholder outreach program through which we directly heard valuable stockholder feedback and encouragement of GameStop's Board refreshment, corporate strategy, capital allocation and corporate governance
- ✓ Our Board appointed six new independent directors with highly desired skillsets within the last two years – including onboarding two directors pursuant to a cooperation agreement entered into with Hestia-Permit last year
- ✓ Our Board recruited GameStop's new management team in 2019, which is successfully leading the Company's execution of GameStop Reboot and adroitly steering the Company through the COVID-19 crisis with prudent decision-making on capital allocation and debt reduction
- ✓ Thoughtfully maintained two key directorships for an additional year to ensure necessary and appropriate knowledge transfer

Following the 2020 Annual Meeting, 9 of 10 directors will be independent and 7 of 10 directors will have Board tenures of 2 years or less

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REFRESHED LEADERSHIP TEAM DRIVING STRATEGIC EVOLUTION



George Sherman – *CEO (Started April 2019)*
- Previously CEO of Victra, largest exclusive authorized retailer for Verizon Wireless
- President and Interim CEO of Advance Auto Parts
- Senior leadership roles at Best Buy, Home Depot and Target



Jim Bell – Chief Financial Officer *(Started June 2019)*
- Previously CEO of P.F. Chang's and CFO of Wok Holdings, Inc.
- CEO, COO and CFO roles at Coldwater Creek, Inc. and RLH Corporation
- Senior leadership roles with Harry & David and The Gap



Chris Homeister – Chief Merchandising Officer *(Started June 2019)*
- Previously CEO of The Tile Shop
- Senior leadership roles at Best Buy – Digital Merchandising, Strategic Planning and Entertainment Business Group



Frank Hamlin – Chief Customer Officer *(Promoted June 2019)*
- Previously Chief Marketing Officer of Tailored Brands
- Senior leadership roles at Guitar Center, E-Miles LLC and H.E. Butt Grocery

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HIGHLY QUALIFIED AND EXPERIENCED DIRECTORS



Thomas Kelly

- ✓ Mr. Kelly brings to the Board extensive board experience as well as more than 25 years of leadership in the communications and wireless industries. His broad business knowledge brings valuable insight in supporting our strategic initiatives.
- ✓ Mr. Kelly serves as Chair of the Compensation Committee



Jerome L. Davis

- ✓ Mr. Davis brings to the Board more than 35 years of experience in Fortune 500 growth oriented companies and extensive expertise and insight in multiple areas including executive leadership, strategy, sales and business development, marketing, information technology, business operations, international, commercial real estate development, consumer/retail consulting, investor relations, corporate governance, finance and enterprise risks, and public company board experience.
- ✓ Mr. Davis serves as Chair of the Nominating and Corporate Governance Committee

Mr. Davis and Tom Kelly will continue to serve as Board members to steward the transition of the recent director additions, maintaining and transferring their tenured knowledge until June 2021, after which they have decided to retire.

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HIGHLY QUALIFIED AND EXPERIENCED DIRECTORS



George Sherman

- ✓ Mr. Sherman brings to the Board more than 25 years of experience in the retail industry, having served in senior management positions overseeing merchandising, marketing, supply chain, store operations, e-commerce and business development.
- ✓ Mr. Sherman joined the Board in 2019 and serves as GameStop's Chief Executive Officer



Kathy Vrabeck

- ✓ Ms. Vrabeck brings to the Board over 10 years of experience in senior executive leadership positions with major game and film makers. Her digital entertainment knowledge, her knowledge of two of the Company's largest suppliers and her business experience bring valuable insight in supporting the advancement of our business and digital strategies.
- ✓ Ms. Vrabeck is Lead Independent Director and serves on the Audit Committee

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HIGHLY QUALIFIED AND EXPERIENCED DIRECTORS



Carrie Teffner

- ✓ Ms. Teffner brings to the Board more than 30 years of financial and operational leadership experience in the consumer goods and retail industries, which provides valuable insight in support of our strategies.
- ✓ Ms. Teffner serves as Chair of the Audit Committee.



Raul Fernandez

- ✓ Mr. Fernandez brings to the Board valuable insight into the world of eSports through his role as Vice Chairman of Monumental Sports & Entertainment, which owns two professional eSports teams.
- ✓ Mr. Fernandez serves on the Audit Committee.



Lizabeth Dunn

- ✓ Ms. Dunn brings to the Board 20+ years' experience in the retail industry, including experience as a top equity analyst in the retail sector for over a decade.
- ✓ Ms. Dunn serves on the Compensation Committee and the Nominating and Corporate Governance Committee

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HIGHLY QUALIFIED AND EXPERIENCED DIRECTORS



William Simon

- ✓ Mr. Simon brings to the Board more than 30 years of operational and strategic advisory experience in the retail, consumer and food and beverage industries.
- ✓ Mr. Simon serves on the Audit Committee.



James Symancyk

- ✓ Mr. Symancyk brings to the Board more than 25 years of executive leadership and operational experience in the retail and consumer products industries.
- ✓ Mr. Symancyk serves on the Compensation Committee.



Reginald Fils-Aimé

- ✓ Mr. Fils-Aimé brings to the Board more than 35 years of experience in the gaming, media and technology industries transforming companies and revitalizing brands. His knowledge of the gaming industry and his knowledge of one of the Company's largest suppliers bring the Board valuable insight to the advancement of our business strategies.
- ✓ Mr. Fils-Aimé serves on the Nominating and Corporate Governance Committee

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DIRECTOR QUALIFICATIONS AND EXPERIENCE

Qualifications and Experience	George Sherman	Jerome Davis	Lizabeth Dunn	Raul Fernandez	Reginald Fils-Aimé	Thomas Kelly	William Simon	James Symancyk	Carrie Teffner	Kathy Vrabeck
Business experience in a senior leadership position provides the perspective and practical understanding of leading a business organization	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Finance and capital allocation experience gained from experience as a CEO, finance or accounting executive, or audit committee member is important because effective capital allocation, accurate financial reporting and effective internal controls are critical to our success	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
International operations experience is useful in providing the insight and perspective necessary to maintain and grow our business outside of the U.S.	✓	✓			✓	✓	✓	✓	✓	✓
Marketing or brand management experience is valuable because of the strategic importance of consumer positioning and brand management in the specialty retail Business	✓	✓	✓	✓	✓	✓	✓	✓		✓
Other public company board experience provides directors with the insight and perspective that enhances the Board's effectiveness		✓		✓		✓	✓	✓	✓	✓
Retail experience provides an understanding of strategic and operational issues facing specialty retail companies	✓	✓	✓		✓	✓	✓	✓	✓	
Video game industry experience is important to our success as the world's largest video game retailer	✓			✓	✓					✓
Omni-channel experience helps guide our strategic emphasis on interacting with customers through a combination of channels, including online, mobile and our brick-and-mortar stores	✓			✓	✓		✓	✓	✓	

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ConclusionConclusion

VOTE FOR ALL OF THE BOARD'S 10 NOMINEES ON THE BLUE PROXY CARD

- ✓ GameStop has a new management team and a newly refreshed Board, with the majority of directors added since April 2019
- ✓ The Board undertook an extensive review of strategic alternatives, sold non-core assets, and recruited a new leadership team including CEO, George Sherman, with significant experience working with retailers that have undergone large, successful transformations
- ✓ The Board vetted management's Reboot Plan and strongly believes that GameStop's strategy and team will continue to drive substantial value for stockholders
- ✓ GameStop has engaged extensively with Hestia-Permit since 2019, including adding two independent directors to the Board in April 2019 pursuant to our Cooperation Agreement
- ✓ Hestia-Permit lack understanding of GameStop's business and their suggestions would damage the Company; election of their unqualified nominees would remove critical experience from our newly refreshed Board and be detrimental to the successful execution of our Reboot Strategy

GameStop has the Board and Management Team in Place to Deliver Long-Term Stockholder Value

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APPENDIX 37 37APPENDIX 37 37

DIRECTOR BIOS George E. Sherman is the chief executive officer of GameStop. He was appointed to this role in April 2019. George is a member of GameStop’s Board of Directors, a seat he has held since April 2019. George brings to GameStop more than 25 years of senior management experience serving in a variety of retail leadership roles for several major retail brands like Advance Auto Parts, Best Buy, Target and Home Depot. Prior to joining GameStop, George served as CEO of Victra, the largest exclusive authorized retailer for Verizon Wireless products and services. Before this, he served as president and interim CEO for Advance Auto Parts where he was responsible for more than 4,000 stores, merchandising, marketing, IT, supply chain and commercial sales. George also served as president of Best Buy Services, where he led consumer services, small- and medium-business capabilities, channel partnerships and Best Buy for business. Prior to Best Buy, he ran the operations and home services divisions of Home Depot and spent 14 years with the Target Corporation in various leadership roles. He received his master’s degree from Central Michigan University and served as an officer in the United States Air Force for nearly seven years. George is an active community volunteer with veteran’s causes and currently serves on the board of directors of Building Homes for Heroes, which builds mortgage free homes catered to the unique needs of disabled veterans. George Sherman Kathy P. Vrabeck is Lead Director and a member of the Audit Committee. She has served as a Director since June 2012. She is currently a senior client partner in the consumer markets division of Korn Ferry. Previously, she was a Partner at Heidrick & Struggles International, Inc. (“Heidrick & Struggles”) in their Media, Entertainment and Digital practice. Prior to joining Heidrick & Struggles in July 2011, Vrabeck was with Legendary Pictures from March 2009 to March 2011 where she served as president, Legendary Digital and was responsible for the creation, management and delivery of digital entertainment, with a focus on video games, across current and next-generation platforms. From May 2007 to November 2008, Vrabeck was with Electronic Arts, Inc. (“EA”) where she served as president, EA Casual Entertainment and led EA’s efforts in the fastest growing segments of the video game market: mobile, online, social networking and global media sales. Prior to joining EA, Vrabeck was with Activision, Inc. (“Activision”) from August 1999 to April 2006 where she served as president, Activision Publishing, overseeing Activision’s product development and global brand management and publishing operations. Earlier in her career, Vrabeck held various marketing, sales and finance positions with ConAgra, The Pillsbury Company, Quaker Oats and Eli Lilly and Company. Vrabeck currently serves on the DePauw University Board of Trustees. Kathy Vrabeck Jerome L. Davis has served as a director since October 2005 and is chair of the Nominating and Corporate Governance Committee. Davis was former corporate vice president of food and retail for waste management, Inc. where he was responsible for the strategy and performance 38 of the food and retail segment, which includes the restaurant, grocery and retail industries. Davis was global vice president, service excellence for Electronic Data Systems, a business and technology services company, from July 2003 until October 2005. From May 2001 to July 2003, he served in various capacities at Electronic Data Systems, including chief client executive officer and president, Americas for Business Process Management. Prior to joining Electronic Data Systems, Davis served as president and executive officer of the Commercial Solutions Division of Maytag Corporation, a home and commercial appliance company, from October 1999 until May 2001. Davis served as senior vice president of sales and corporate officer for Maytag Appliances Division from March 1998 to September 1999. From March 1992 to February 1998, Davis was vice president of National Accounts and area vice president for Frito Lay. Davis also held senior executive positions in Sales and Marketing with Procter & Gamble from 1977 to 1992. Davis is currently a director and member of the Compensation and the Nominating and Corporate Governance Committee of Apogee Enterprises, Inc., where he has been a director since 2004. Jerome L. Davis 38DIRECTOR BIOS George E. Sherman is the chief executive officer of GameStop. He was appointed to this role in April 2019. George is a member of GameStop’s Board of Directors, a seat he has held since April 2019. George brings to GameStop more than 25 years of senior management experience serving in a variety of retail leadership roles for several major retail brands like Advance Auto Parts, Best Buy, Target and Home Depot. Prior to joining GameStop, George served as CEO of Victra, the largest exclusive authorized retailer for Verizon Wireless products and services. Before this, he served as president and interim CEO for Advance Auto Parts where he was responsible for more than 4,000 stores, merchandising, marketing, IT, supply chain and commercial sales. George also served as president of Best Buy Services, where he led consumer services, small- and medium-business capabilities, channel partnerships and Best Buy for business. Prior to Best Buy, he ran the operations and home services divisions of Home Depot and spent 14 years with the Target Corporation in various leadership roles. He received his master’s degree from Central Michigan University and served as an officer in the United States Air Force for nearly seven years. George is an active community volunteer with veteran’s causes and currently serves on the board of directors of Building Homes for Heroes, which builds mortgage free homes catered to the unique needs of disabled veterans. George Sherman Kathy P. Vrabeck is Lead Director and a member of the Audit Committee. She has served as a Director since June 2012. She is currently a senior client partner in the consumer markets division of Korn Ferry. Previously, she was a Partner at Heidrick & Struggles International, Inc. (“Heidrick & Struggles”) in their Media, Entertainment and Digital practice. Prior to joining Heidrick & Struggles in July 2011, Vrabeck was with Legendary Pictures from March 2009 to March 2011 where she served as president, Legendary Digital and was responsible for the creation, management and delivery of digital entertainment, with a focus on video games, across current and next-generation platforms. From May 2007 to November 2008, Vrabeck was with Electronic Arts, Inc. (“EA”) where she served as president, EA Casual Entertainment and led EA’s efforts in the fastest growing segments of the video game market: mobile, online, social networking and global media sales. Prior to joining EA, Vrabeck was with Activision, Inc. (“Activision”) from August 1999 to April 2006 where she served as president, Activision Publishing, overseeing Activision’s product development and global brand management and publishing operations. Earlier in her career, Vrabeck held various marketing, sales and finance positions with ConAgra, The Pillsbury Company, Quaker Oats and Eli Lilly and Company. Vrabeck currently serves on the DePauw University Board of Trustees. Kathy Vrabeck Jerome L. Davis has served as a director since October 2005 and is chair of the Nominating and Corporate Governance Committee. Davis was former corporate vice president of food and retail for waste management, Inc. where he was responsible for the strategy and performance 38 of the food and retail segment, which includes the restaurant, grocery and retail industries. Davis was global vice president, service excellence for Electronic Data Systems, a business and technology services company, from July 2003 until October 2005. From May 2001 to July 2003, he served in various capacities at Electronic Data Systems, including chief client executive officer and president, Americas for Business Process Management. Prior to joining Electronic Data Systems, Davis served as president and executive officer of the Commercial Solutions Division of Maytag Corporation, a home and commercial appliance company, from October 1999 until May 2001. Davis served as senior vice president of sales and corporate officer for Maytag Appliances Division from March 1998 to September 1999. From March 1992 to February 1998, Davis was vice president of National Accounts and area vice president for Frito Lay. Davis also held senior executive positions in Sales and Marketing with Procter & Gamble from 1977 to 1992. Davis is currently a director and member of the Compensation and the Nominating and Corporate Governance Committee of Apogee Enterprises, Inc., where he has been a director since 2004. Jerome L. Davis 38

DIRECTOR BIOS Carrie Teffner is a director and was appointed to the board in 2018. Carrie is chair of the Audit Committee and brings 30 years of financial leadership and experience in the consumer products and retail industries. Carrie has served as Executive Vice President and Chief Financial Officer of Crocs (NASDAQ: CROX) since 2015. Before assuming her executive positions at Crocs, she served on the Crocs board of directors, which she joined in June 2015. Prior to joining Crocs, she served as Executive Vice President and Chief Financial Officer at PetSmart and, before that, at Weber-Stephen Products. Prior to those roles, she served as Senior Vice President and Chief Financial Officer of Timberland and spent 21 years in various leadership positions at Sara Lee Corporation. Carrie holds Master of Business Administration and Bachelor of Science degrees from the University of Vermont. Carrie Teffner Raul is a director and was appointed to GameStop’s board in April 2019. He serves as a member of the company’s Audit Committee. Raul serves as Vice Chairman and Owner of Monumental Sports & Entertainment, a private partnership that co-owns the NBA’s Washington Wizards, the NHL’s 2018 Stanley Cup Champion Washington Capitals, the WNBA’s Washington Mystics, Team Liquid eSports and Wizards District Gaming NBA 2K, as well as co-owns and operates Capital One Arena in Washington, D.C. He also serves as Special Advisor and Limited Partner to General Atlantic Partners, a growth equity firm with more than $31 billion under management. He previously served in several leadership roles at various technology companies, including as Chairman and CEO for ObjectVideo, a leading developer of intelligent video surveillance software. He holds a bachelor’s degree in economics from the University of Maryland and is an active philanthropist, focusing his energy primarily on education reform in the D.C. region. Raul Fernandez Lizabeth is a director and was appointed to GameStop’s board in April 2019. She serves as a member of the company’s Nominating and Corporate Governance Committee and the Compensation Committee. Lizabeth is the Founder and CEO of Pro4ma Inc, an information technology services consulting firm that provides cloud-based data forecasting and predictive analytics tools to retailers. She also is the Founder and CEO of Talmage Advisers, a retail and branded consumer products consulting firm that provides a full range of services across brand strategy, pricing analysis, financial benchmarking and transactional due diligence. Prior to founding these firms, Lizabeth served in various consulting and financial analyst roles for leading financial firms and retail organizations, including Macquarie Group, FBR, Thomas Weisel, Prudential Equity Group, Bear Stearns, Gap Inc. and Liz Claiborne. She holds a bachelor’s degree in economics from Spelman College. Lizabeth Dunn 39 Thomas Kelly is a director and has served as a director since July 2012. Kelly is chair of the Compensation Committee. From 1996 to 2006, Kelly held several positions at Nextel Communications, including chief operating officer, chief marketing officer and chief strategy officer. He also served as the executive vice president of Transition Integration for Sprint Nextel Corp. Since 2006, Kelly has served as a director on the boards of RadioFrame Networks, BroadSoft, Inc. and Gracenote, Inc. He currently serves on the board of the Scotts Miracle-Gro Company. Thomas Kelly 39DIRECTOR BIOS Carrie Teffner is a director and was appointed to the board in 2018. Carrie is chair of the Audit Committee and brings 30 years of financial leadership and experience in the consumer products and retail industries. Carrie has served as Executive Vice President and Chief Financial Officer of Crocs (NASDAQ: CROX) since 2015. Before assuming her executive positions at Crocs, she served on the Crocs board of directors, which she joined in June 2015. Prior to joining Crocs, she served as Executive Vice President and Chief Financial Officer at PetSmart and, before that, at Weber-Stephen Products. Prior to those roles, she served as Senior Vice President and Chief Financial Officer of Timberland and spent 21 years in various leadership positions at Sara Lee Corporation. Carrie holds Master of Business Administration and Bachelor of Science degrees from the University of Vermont. Carrie Teffner Raul is a director and was appointed to GameStop’s board in April 2019. He serves as a member of the company’s Audit Committee. Raul serves as Vice Chairman and Owner of Monumental Sports & Entertainment, a private partnership that co-owns the NBA’s Washington Wizards, the NHL’s 2018 Stanley Cup Champion Washington Capitals, the WNBA’s Washington Mystics, Team Liquid eSports and Wizards District Gaming NBA 2K, as well as co-owns and operates Capital One Arena in Washington, D.C. He also serves as Special Advisor and Limited Partner to General Atlantic Partners, a growth equity firm with more than $31 billion under management. He previously served in several leadership roles at various technology companies, including as Chairman and CEO for ObjectVideo, a leading developer of intelligent video surveillance software. He holds a bachelor’s degree in economics from the University of Maryland and is an active philanthropist, focusing his energy primarily on education reform in the D.C. region. Raul Fernandez Lizabeth is a director and was appointed to GameStop’s board in April 2019. She serves as a member of the company’s Nominating and Corporate Governance Committee and the Compensation Committee. Lizabeth is the Founder and CEO of Pro4ma Inc, an information technology services consulting firm that provides cloud-based data forecasting and predictive analytics tools to retailers. She also is the Founder and CEO of Talmage Advisers, a retail and branded consumer products consulting firm that provides a full range of services across brand strategy, pricing analysis, financial benchmarking and transactional due diligence. Prior to founding these firms, Lizabeth served in various consulting and financial analyst roles for leading financial firms and retail organizations, including Macquarie Group, FBR, Thomas Weisel, Prudential Equity Group, Bear Stearns, Gap Inc. and Liz Claiborne. She holds a bachelor’s degree in economics from Spelman College. Lizabeth Dunn 39 Thomas Kelly is a director and has served as a director since July 2012. Kelly is chair of the Compensation Committee. From 1996 to 2006, Kelly held several positions at Nextel Communications, including chief operating officer, chief marketing officer and chief strategy officer. He also served as the executive vice president of Transition Integration for Sprint Nextel Corp. Since 2006, Kelly has served as a director on the boards of RadioFrame Networks, BroadSoft, Inc. and Gracenote, Inc. He currently serves on the board of the Scotts Miracle-Gro Company. Thomas Kelly 39

DIRECTOR BIOS Bill Simon has more than 30 years of operational and strategic advisory experience in the retail, consumer and food and beverage industries. Since 2014, he has served as a Senior Advisor at KKR & Co. Mr. Simon previously served in multiple leadership roles at Walmart Inc. from 2006 to 2015, including as President and CEO of Walmart U.S. from 2010 to 2014; EVP and COO of Walmart U.S. from 2007 to 2010; and as EVP, Professional Services and New Business Development from 2006 to 2007. Earlier in his career, Mr. Simon served as VP of Marketing, Beverages at Cadbury Schweppes plc and held leadership roles of increasing responsibility at PepsiCo, Inc., after beginning his career at RJR Nabisco. Bill holds an MBA and a Bachelor’s degree in Economics from the University of Connecticut. Mr. Simon was appointed to the board in 2020 and serves as a member of the Audit Committee. William Simon Mr. Symancyk brings more than 25 years of executive leadership and operational experience in the retail and consumer products industries. He has served as President and CEO of PetSmart, Inc. since 2018. Mr. Symancyk previously served as President and CEO of Academy Sports & Outdoors, Inc., a retail and ecommerce sporting goods chain, from 2015 to 2018. Prior to that, he held leadership roles of increasingly responsibility at Meijer, Inc., a regional supercenter chain store, including as President; COO; and EVP, Merchandising & Marketing. He began his career at Sam’s Club, where he served as Divisional Merchandise Manager, among other roles. Mr. Symancyk holds a Bachelor’s degree from the University of Arkansas. Mr. Symancyk was appointed to the board in 2020 and serves as a member of the Compensation Committee. James Symancyk Reggie brings more than 35 years of experience transforming companies, revitalizing brands and reshaping industries. From 2006 to 2019, he served as President and COO of Nintendo of America, Inc. During his tenure, Mr. Fils-Aimé focused on the development and launch of industry re-defining products, including the Nintendo DS, Wii, Nintendo 3DS and Nintendo Switch, quadrupling the company’s revenue from 40 2005 to 2010, and oversaw the successful implementation of the company’s digital strategy. He previously served as Nintendo of America’s EVP of Sales and Marketing from 2003 to 2006. Prior to joining Nintendo, Mr. Fils-Aimé served as SVP of Marketing for VH1 from 2001 to 2003, where he led a strategic shift to appeal to younger consumers that resulted in an increase in ratings of more than 30 percent. Earlier in his career, he held multiple marketing roles at a variety of consumer and manufacturing companies, including the Derby Cycle Corporation, Guinness Import Company, Panda Management Company, Inc., Pizza Hut, Inc. and the Procter & Gamble Company. Mr. Fils-Aimé holds a Bachelor’s degree in Applied Economics from Cornell University. Mr. Fils-Aimé was appointed to the board in 2020 and serves as a member of the Nominating and Corporate Governance Committee. Reginald Fils-Aimé 40DIRECTOR BIOS Bill Simon has more than 30 years of operational and strategic advisory experience in the retail, consumer and food and beverage industries. Since 2014, he has served as a Senior Advisor at KKR & Co. Mr. Simon previously served in multiple leadership roles at Walmart Inc. from 2006 to 2015, including as President and CEO of Walmart U.S. from 2010 to 2014; EVP and COO of Walmart U.S. from 2007 to 2010; and as EVP, Professional Services and New Business Development from 2006 to 2007. Earlier in his career, Mr. Simon served as VP of Marketing, Beverages at Cadbury Schweppes plc and held leadership roles of increasing responsibility at PepsiCo, Inc., after beginning his career at RJR Nabisco. Bill holds an MBA and a Bachelor’s degree in Economics from the University of Connecticut. Mr. Simon was appointed to the board in 2020 and serves as a member of the Audit Committee. William Simon Mr. Symancyk brings more than 25 years of executive leadership and operational experience in the retail and consumer products industries. He has served as President and CEO of PetSmart, Inc. since 2018. Mr. Symancyk previously served as President and CEO of Academy Sports & Outdoors, Inc., a retail and ecommerce sporting goods chain, from 2015 to 2018. Prior to that, he held leadership roles of increasingly responsibility at Meijer, Inc., a regional supercenter chain store, including as President; COO; and EVP, Merchandising & Marketing. He began his career at Sam’s Club, where he served as Divisional Merchandise Manager, among other roles. Mr. Symancyk holds a Bachelor’s degree from the University of Arkansas. Mr. Symancyk was appointed to the board in 2020 and serves as a member of the Compensation Committee. James Symancyk Reggie brings more than 35 years of experience transforming companies, revitalizing brands and reshaping industries. From 2006 to 2019, he served as President and COO of Nintendo of America, Inc. During his tenure, Mr. Fils-Aimé focused on the development and launch of industry re-defining products, including the Nintendo DS, Wii, Nintendo 3DS and Nintendo Switch, quadrupling the company’s revenue from 40 2005 to 2010, and oversaw the successful implementation of the company’s digital strategy. He previously served as Nintendo of America’s EVP of Sales and Marketing from 2003 to 2006. Prior to joining Nintendo, Mr. Fils-Aimé served as SVP of Marketing for VH1 from 2001 to 2003, where he led a strategic shift to appeal to younger consumers that resulted in an increase in ratings of more than 30 percent. Earlier in his career, he held multiple marketing roles at a variety of consumer and manufacturing companies, including the Derby Cycle Corporation, Guinness Import Company, Panda Management Company, Inc., Pizza Hut, Inc. and the Procter & Gamble Company. Mr. Fils-Aimé holds a Bachelor’s degree in Applied Economics from Cornell University. Mr. Fils-Aimé was appointed to the board in 2020 and serves as a member of the Nominating and Corporate Governance Committee. Reginald Fils-Aimé 40

NON-GAAP MEASURES The following table reconciles the Company’s adjusted SG&A and adjusted operating income to its nearest GAAP measure (in millions): Fiscal Year Fiscal Year 2019 2018 Adjusted SG&A SG&A $1,922.7 $1,994.2 Transformation costs -37.9 — Business divestitures -10.8 — Severance and other -27.6 -17.4 Adjusted SG&A 1,846.4 1976.8 Adjusted Operating Income Operating earnings (loss) -399.6 -702 Transformation costs 37.9 — Business divestitures 10.8 — Goodwill impairments 363.9 970.7 Property, equipment and other asset impairments 19.4 2.1 Intangible impairments 2.3 43.1 Severance and other 27.6 17.4 Adjusted operating income 62.3 331.3 41NON-GAAP MEASURES The following table reconciles the Company’s adjusted SG&A and adjusted operating income to its nearest GAAP measure (in millions): Fiscal Year Fiscal Year 2019 2018 Adjusted SG&A SG&A $1,922.7 $1,994.2 Transformation costs -37.9 — Business divestitures -10.8 — Severance and other -27.6 -17.4 Adjusted SG&A 1,846.4 1976.8 Adjusted Operating Income Operating earnings (loss) -399.6 -702 Transformation costs 37.9 — Business divestitures 10.8 — Goodwill impairments 363.9 970.7 Property, equipment and other asset impairments 19.4 2.1 Intangible impairments 2.3 43.1 Severance and other 27.6 17.4 Adjusted operating income 62.3 331.3 41